First Bank
First Bank Place
601 Second Avenue South
Minneapolis, MN  55402-4302



                                February 28, 1998



Powerhouse Technologies, Inc.
2311 South Seventh Avenue
Bozeman, MT 59715
Attention:   Mr. Jay Schuttler



Dear Jay:

     We refer to that certain Credit Agreement dated as of February 16, 1995, among VIDEO LOTTERY TECHNOLOGIES, INC., N/K/A POWERHOUSE TECHNOLOGIES, INC., a Delaware corporation (the "Borrower") and FIRST BANK NATIONAL ASSOCIATION, as administrative bank (the "Administrative Bank"), and FIRST BANK NATIONAL ASSOCIATION as the sole Bank party (the "Bank") as amended by that certain Amendment No. I to Credit Agreement and Waiver dated as of June 26, 1995, Second Amendment to Credit Agreement dated as of March 4, 1996, Third Amendment to Credit Agreement dated as of April 30, 1996, Waiver and Fourth Amendment to Credit Agreement dated as of August 19, 1996 and Consent and Fifth Amendment to Credit Agreement dated as of January 30, 1997 (as so amended, the "Credit Agreement"). Capitalized terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

     Although neither the Borrower or the Administrative Bank believe that the Transaction (as defined below) requires any approval or waiver of any term or terms of the Credit Agreement by the Administrative Bank and the Bank, the Borrower has requested that the Administrative Bank and the Bank waive the Borrower's compliance with any provision of the Credit Agreement which would be contravened by the Borrower's registration and sale (collectively the "Transaction") of: (a) approximately 1,468,026 shares (the "Spier Shares") of the Borrower's stock controlled by Mr. William Spier (the "Selling Shareholders") and the Selling Shareholders' retention of the proceeds of such sale; and (b) approximately 220,204 shares of the Borrower's stock for the Borrower's own account (the "Borrower Shares") as an over allotment option as required by the underwriters of the offering. In connection with such request, the Borrower has represented and warranted to the Administrative Bank and the Bank that:

     1. neither the Borrower nor any of its Subsidiaries will purchase the Spier Shares;

Powerhouse Technologies, Inc.
February 28, 1998
Page 2



     2. none of the Borrower's or any of its Subsidiaries' assets will otherwise be paid to any of the Selling Shareholders except for the payment of expenses incidental to the Transaction and any amounts owed to Mr. Spier in connection with his status as a member of the Board of Directors of the Borrower; and

     3. no Change of Control will result from the consummation of the Transaction.

     In addition, the Borrower has requested that the Administrative Bank and the Bank to waive their rights (the "Bank Registration Rights") they may claim under Section 1.b. of the Stock Agreement dated as of January 30, 1997 (the "Stock Agreement") to require the Borrower to include the "PB Shares" (as defined in the Stock Agreement) in the above described registration. It is noted that for purposes of that Section 1.b of the Stock Agreement that there has not been any foreclosure on the Pledged Shares as provided in that provision; provided, however, that the Borrower hereby agrees with the Administrative Bank and the Banks that the parenthetical clause beginning in the 7th line of Section 1 (b) of the Stock Agreement is amended in its entirety to read as follows:

          "(all such Common Shares being referred to as the 'PB Subject Shares'; and together with the DR Subject Securities being sometimes hereinafter referred to as the 'Subject Securities')."

     Based on the above representations and warranties, the Administrative Bank and the Bank hereby waive:

     1. any Default or Event of Default that would arise under the Credit Agreement as a result of the consummation of the Transaction so long as no Change of Control results therefrom; and

     2.   the Bank Registration Rights in connection with such Transaction.

     The waiver granted herein is limited to the Transaction and is not intended, and shall not be construed, to be a general waiver of any term or provision of the Credit Agreement or a waiver of any other existing or future Default or Event of Default or of any other waiver of the Bank Registration Rights.

     Notwithstanding anything to the contrary contained in this letter waiver, the Administrative Bank's and the Bank's waivers set forth herein are hereby subject in all respects to the full and complete truth and accuracy of all of the Borrower's representations and warranties contained and set forth herein, irrespective of the occurrence or nonoccurence of any due diligence or other inquiry

Powerhouse Technologies, Inc.
February 28, 1998
Page 3



by the Administrative Bank or the Bank with respect thereto. Upon and in the event of any misrepresentation or breach of warranty by the Borrower with respect to any matter set forth herein, this letter waiver shall be deemed null and void and of no effect ab initio.

     If this letter waiver accurately sets forth the Administrative Bank's and the Bank's agreements with the Borrower as to waivers described herein, please execute the enclosed copy of this letter and return it to the undersigned.



                                       Very truly yours,

                                       FIRST BANK NATIONAL ASSOCIATION

                                       By:  /s/ Richard J. Mikos
                                           ------------------------------
                                       Its:   Vice President
                                           ------------------------------


POWERHOUSE TECHNOLOGIES, INC.,
a Delaware corporation

By: /s/ Susan J. Carstensen
    -----------------------------
Title: CFO
       --------------------------

First Bank
First Bank Place
601 Second Avenue South
Minneapolis, MN 55402-4302



                                February 28, 1998



Powerhouse Technologies, Inc.
231 1 South Seventh Avenue
Bozeman, MT 59715
Attention:  Mr. Jay Schuttler



Dear Jay:

     We refer to that certain Credit Agreement dated as of February 16, 1995, among VIDEO LOTTERY TECHNOLOGIES, INC., N/K/A POWERHOUSE TECHNOLOGIES, INC., a Delaware corporation (the "Borrower") and U.S. BANK NATIONAL ASSOCIATION, as the successor by merger with First Bank National Association, as administrative bank (the "Administrative Bank"), and U.S. BANK NATIONAL ASSOCIATION, as the successor by merger with First Bank National Association, as the sole Bank party (the "Bank") as amended by that certain Amendment No. I to Credit Agreement and Waiver dated as of June 26, 1995, Second Amendment to Credit Agreement dated as of March 4, 1996, Third Amendment to Credit Agreement dated as of April 30, 1996, Waiver and Fourth Amendment to Credit Agreement dated as of August 19, 1996 and Consent; Waiver and Fifth Amendment to Credit Agreement dated as of January 30, 1997 (as so amended, the "Credit Agreement"). Capitalized terms not otherwise expressly defined herein shall have the meanings set forth in the Credit Agreement.

A.   Amendment to Credit Agreement.

     On the "Effective Date" (as defined below), the Administrative Bank and the Bank hereby agree with the Borrower to amend the definition of "Termination Date" appearing in ARTICLE I of the Credit Agreement by changing the date "February 28, 1998" appearing therein to the date "August 31, 1998".

B.   Waiver re Spier Transaction.

     Although neither the Borrower or the Administrative Bank believe that the Transaction (as defined below) requires any approval or waiver of any term or terms of the Credit Agreement by the Administrative Bank and the Bank, the Borrower has requested that the Administrative Bank

Powerhouse Technologies, Inc.
February 28, 1998
Page 2



and the bank waive the Borrower's compliance with any provision of the Credit Agreement which would be contravened by the Borrower's registration and sale (collectively the "Transaction") of: (a) approximately 1,468,026 shares (the "Spier Shares") of the Borrower's stock controlled by Mr. William Spier (the "Selling Shareholders") and the Selling Shareholders' retention of the proceeds of such sale; and (b) approximately 220,204 shares of the Borrower's stock for the Borrower's own account (the "Borrower Shares") as an over allotment option as required by the underwriters of the offering. In connection with such request, the Borrower has represented and warranted to the Administrative Bank and the Bank that:

     1. neither the Borrower nor any of its Subsidiaries will purchase the Spier Shares;

     2. none of the Borrower's or any of its Subsidiaries' assets will otherwise be paid to any of the Selling Shareholders except for the payment of expenses incidental to the Transaction and any amounts owed to Mr. Shier in connection with his status as a member of the Board of Directors of the Borrower; and

     3. no Change of Control will result from the consummation of the Transaction.

     Based on the above representations and warranties, the Administrative Bank and the Bank hereby waive:

     1. any Default or Event of Default that would arise under the Credit Agreement as a result of the consummation of the Transaction so long as no Change of Control results therefrom; and

     2.   the Bank Registration Rights in connection with such Transaction.

     The waiver granted herein is limited to the Transaction and is not intended, and shall not be construed, to be a general waiver of any term or provision of the Credit Agreement or a waiver of any other existing or future Default or Event of Default or of any other waiver of the Bank Registration Rights. Notwithstanding anything to the contrary contained in this letter, the Administrative Bank's and the Bank's waivers set forth herein are hereby subject in all respects to the full and complete truth and accuracy of all of the Borrower's representations and warranties contained and set forth herein, irrespective of the occurrence or nonoccurrence of any due diligence or other inquiry by the Administrative Bank or the Bank with respect thereto. Upon and in the event of any misrepresentation or breach of warranty by the Borrower with respect to any matter set forth herein, this letter waiver shall be deemed null and void and of no effect ab initio.

C.   Amendment to Stock Agreement and Waiver.

Powerhouse Technologies, Inc.
February 28, 1998
Page 3



     In addition, the Borrower has requested that the Administrative Bank and the Bank waive their rights (the "Bank Registration Rights") they may claim under Section 1.b. of the Stock Agreement dated as of January 30, 1997 (the "Stock Agreement") to require the Borrower to include the "PB Shares" (as defined in the Stock Agreement) in the above described registration. It is noted that for purposes of that Section 1.b of the Stock Agreement that there has not been any foreclosure on the Pledged Shares as provided in that provision; provided, however, that the Borrower hereby agrees with the Administrative Bank and the Banks that the parenthetical clause beginning in the 7th line of Section 1 (b) of the Stock Agreement is amended in its entirety to read as follows:

          "(all such Common Shares being referred to as the 'PB Subject Shares;' and together with the DR Subject Securities being sometimes hereinafter referred to as the 'Subject Securities')."

     If this letter accurately sets forth the Administrative Bank's and the Bank's agreements with the Borrower as to amendments and waivers described herein, please execute the enclosed copy of this letter and return it to the undersigned.

     This letter amendment shall be effective as of the date first above stated on the date (the "Effective Date") on which the Administrative Bank receives a copy of this letter amendment executed by the Borrower together with the following:

     (a) name change amendments to the UCC Financing Statements naming the Borrower in a form provided by the Administrative Bank appropriately completed and duly executed by the Borrower;

     (b) a Consent and Acknowledgment in the form provided by the Administrative Bank appropriately completed and duly executed by each Guarantor;

     (c) such other documents, instruments or certificates as the Administrative Bank may request.

     By executing this letter amendment, the Borrower represents and warrants to the Administrative Bank and the Bank that:

     (a) The execution, delivery and performance by the Borrower of this letter amendment and any other documents to which the Borrower is a party have been duly authorized by all necessary corporate or partnership action, do not require any approval or consent of, or any registration, qualification or filing with, any government agency or authority or any approval or consent of any other person (including, without limitation, any stockholder or partner), do not and will not conflict with, result in any violation of or constitute any default under, any provision of the Borrower's articles

Powerhouse Technologies, Inc.
February 28, 1998
Page 4



of incorporation or bylaws, any agreement binding on or applicable to the Borrower or any of its property, or any law or governmental regulation or court decree or order, binding upon or applicable to the Borrower or of any of its property and will not result in the creation or imposition of any security interest or other lien or encumbrance in or on any of its property pursuant to the provisions of any agreement applicable to the Borrower or any of its property except pursuant to the documents required to be executed and delivered pursuant hereto;

     (b) The Credit Agreement as amended by this letter amendment and the other Loan Documents to which any Loan Party is a party are the legal, valid and binding obligations of each Loan Party which is a party thereto and are enforceable in accordance with their respective terms, subject only to bankruptcy, insolvency, reorganization, moratorium or similar laws, rulings or decisions at the time in effect affecting the enforceability of rights of creditors generally and to general equitable principles which may limit the right to obtain equitable remedies;

     (c) Before and after giving effect to this letter amendment, the representations and warranties in ARTICLE VII of the Credit Agreement shall be true and correct as though made on the date hereof except for changes that are permitted by the terms of the Credit Agreement and for changes that are required by the terms of this Letter amendment. The execution by the Borrower of this letter amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

     (d) Before and after giving effect to this letter amendment, no Default or no Event of Default shall have occurred and be continuing under the Credit Agreement except for those expressly waived by the terms hereof. The execution by the Borrower of this Letter amendment shall be deemed a representation that the Borrower has complied with the foregoing condition.

     (e) No events have taken place and no circumstances exist at the date hereof which would give the Borrower the right to assert a defense, offset or counterclaim to any claim by the Administrative Bank or any Bank for payment of the Obligations

By executing this letter amendment, the Borrower further agrees with us that:

     (a) upon the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference to the "Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement in any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby;

     (b) the execution, delivery and effectiveness of this letter amendment shall not, except as expressly provided herein or therein, operate as a waiver of any of our rights, powers or remedies

Powerhouse Technologies, Inc.
February 28, 1998
Page 5




under the Credit Agreement or any other Loan Document, nor constitute a waiver of any provision of the Credit Agreement or any such Loan Document; and

     (c) the Borrower agrees to pay on demand all of our costs and expenses incurred in connection with the preparation, reproduction, execution and delivery of this letter amendment and the other documents to be delivered hereunder or thereunder, including our reasonable attorneys' fees and legal expenses.

Very truly yours,

                          U.S. BANK NATIONAL ASSOCIATION, as the
                          successor by merger to First Bank National Association



                           By:   /s/ Richard J. Mikos
                               -------------------------------------------------
                           Its:    Vice President
                               -------------------------------------------------

POWERHOUSE TECHNOLOGIES, INC.,
a Delaware corporation



By:  /s/ Susan J. Carstensen
    ----------------------------
Title:  CFO
       -------------------------

                                     CONSENT


     Each of the undersigned, being a guarantor of the obligations of Video Lottery Technologies, Inc. (the "Borrower") to U. S. Bank National Association, as the successor by merger to First Bank National Association (the "Lender"), pursuant to one of the Subsidiary Guaranties dated as of February 16, 1995 (the "Guaranty"), hereby:

     (i) consents to the Borrower's execution and delivery of that certain letter amendment dated February 28, 1998 (the "Amendment"), further amending that certain Credit Agreement dated as of February 16, 1995 among the Borrower, First Bank National Association, as administrative bank (the "Administrative Bank"), and First Bank National Association ("the Bank") as the only Bank party thereto as amended by that certain Amendment No. 1 to Credit Agreement and Waiver dated as of June 26, 1995, Second Amendment to Credit Agreement dated as of March 4, 1996, Third Amendment to Credit Agreement dated as of April 30,1996, Waiver and Fourth Amendment to Credit Agreement dated as of August 19,1996 and Consent, Waiver and Fifth Amendment to Credit Agreement dated as of January 30, 1997 (as so amended, the "Credit Agreement")and the other documents required to be executed and delivered pursuant to the Amendment;

     (ii) ratifies and confirms that the Loan Documents to which such Loan Party is a party remain in full force and effect; and

     (iii)represents and warrants to the Administrative Bank and the Bank that no events have taken place and no circumstances exist at the date hereof which would give the undersigned the right to assert a defense, offset or counterclaim to any claim by the Administrative Bank or the Bank for payment of the Obligations.

     Nothing in this Consent requires the Administrative Bank or the Bank to obtain the consent of any of the undersigned to any future amendment, modification or waiver to the Agreement or any other Loan Document except as expressly required by the terms of the Loan Documents to which the undersigned is a party.

     This Consent may be executed in one or more counterparts, each of which shall be deemed to be an original.

     Dated as of February 28, 1998

                              Video Lottery Consultants, Inc.

                              By /s/ Janet M. Bjork
                                 ------------------------------------------
                              Its   Assistant Secretary
                                 ------------------------------------------

                              Automated Wagering International, Inc.

                              By /s/ Susan J. Carstensen
                                 ------------------------------------------
                              Its Treasurer
                                 ------------------------------------------

                              Raven's D&R Music, Inc.

                              By /s/ Susan J. Carstensen
                                 ------------------------------------------
                              Its Treasurer
                                  -----------------------------------------

                              Automatic Music Service of Billings, Inc.

                              By /s/ Susan J. Carstensen
                                 ------------------------------------------
                              Its Treasurer
                                  -----------------------------------------

                              Automation First, Inc.

                              By /s/ Susan J. Carstensen
                                 ------------------------------------------
                              Its Treasurer
                                  -----------------------------------------

                              United Wagering Systems, Inc.

                              By /s/ Susan J. Carstensen
                                 ------------------------------------------
                              Its Treasurer
                                  -----------------------------------------

                              United Tote World Wide, Inc.

                              By /s/ Susan J. Carstensen
                                 ------------------------------------------
                              Its Treasurer
                                  -----------------------------------------

                              United Tote Company

                              By /s/ Susan J. Carstensen
                                 ------------------------------------------
                              Its Treasurer
                                  -----------------------------------------